FEDERATED KAUFMANN FUND
(A Portfolio of Federated Equity Funds)
Class A Shares
Class B Shares
Class C Shares
--------------------------------------------------------------------------------
Supplement to the Prospectus dated April 23, 2001


Footnote 3 on page 5 of the Prospectus is revised to read in its entirety as follows:

     "A portion of the distribution (12b-1) fee for the Fund's Class A Shares is expected to be voluntarily waived, so that the fee paid by Class A (after the voluntary waiver) is expected to be 0.181% for the fiscal year ending December 31, 2001. This voluntary waiver can be terminated at any time."




                                                            May 31, 2001












Cusip 314172677                                                   518584
Cusip 314172669
Cusip 314172651
G00049-21 (5/01)